EXECUTION COPY


                   MASTER LEASE FOR TRANSMITTER SYSTEMS SPACE


      LESSOR: PINNACLE TOWERS INC.           LESSEE: MOBILEMEDIA
              1549 Ringling Blvd.                    COMMUNICATIONS, INC.
              Third Floor                            Suite 116
              Sarasota, FL  34236                    6221 North O'Connor Blvd.
              Telecopy:  (941) 364-3761              Irving, TX  75039-3541
              Attn:  Robert J. Wolsey                Telecopy:  (972) 501-1599
                                                     Attn:  Site Lease
                                                            Administrator





DATE:  September 3, 1998

     A. Lessor or its Affiliates own, lease or manage the antenna tower sites and the related underlying land as identified in Schedule A hereto ("Initial Lessor Sites"). As used in this Master Lease For Transmitter Systems Space (this "Lease"), "Lessor Sites" refers individually and collectively to the Initial Lessor Sites and any other antenna tower sites and the related underlying land ("Additional Lessor Sites") that Lessor or its Affiliates may own, lease or manage from time to time during the Initial Term (defined in Section 2(a) below) or the Renewal Term (defined in Section 2(a) below). Schedule A indicates whether the Lessor Site is owned, leased or managed by Lessor or a specified Affiliate. The Lessor Sites include antenna tower sites and the related underlying land at which, as of the date hereof, Lessee rents space from Lessor as a tenant under other leases ("Existing Other Leases"). Each Lessor Site shall include such portion of the related underlying land (the "Land") which shall provide appropriate and adequate space thereon for Lessee to install its Transmitter System (defined in Paragraph B below), and other equipment upon the antenna tower (or towers) and in the equipment shelter at each Lessor Site, as is commercially reasonable under the circumstances. Schedule A also lists the

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existence of any mortgages or other liens which  encumber any Lessor Sites as of the date hereof. As used herein, "Affiliate" means, when used with reference to a specific individual or entity, any individual or entity that, directly or indirectly, or through one or more intermediaries, owns or controls, is owned or controlled by, or is under common ownership or common control with, such individual or entity. As used herein, "control" means the power to direct the management or affairs of an entity, and "ownership" means the beneficial ownership of more than 50% of the equity interests of such entity.

     B. Lessor desires to lease to Lessee and Lessee desires to lease from Lessor space at all the Lessor Sites specified on Schedule B hereto (as such Schedule may be amended periodically in connection with a substitution of Site Spaces pursuant to Sections 1(c), 2(c), 2(d), 5(a), 5(d), 10(a), 10(d) or 11 below) (the "Premises Sites") for installation and operation of Lessee's Transmitter Systems on the terms set forth herein (including the Schedules hereto). As used herein, a "Transmitter System" means any radio frequency transmission and reception equipment, including, but not limited to, transmitter, receiver, satellite reception dish, transmit antenna, receive antennas and associated cabinetry and cabling (including existing equipment and any upgrades, enhancements and related substitutions, improvements, accessions and additions thereto), but in any event, for purposes hereof, a single Transmitter System shall not exceed a single cabinet (including a hot standby), three (3) antennas, a satellite dish, a multicopuler, a multiplexer (or similar devices if applicable), and battery back-up equipment, except to the extent that from time to time Lessee makes changes to the composition thereof (which changes shall not include installing an additional transmitter) that are consistent with the prevailing industry practices and which changes do not materially detract from the remaining capacity of the subject tower.

     1. Leased Premises; Lessor Sites; Supplemental Sites. (a) Schedule B lists the particular Premises Sites at which Lessor shall make space available on towers (the "Towers") and the Land for the installation and operation by Lessee of Transmitter Systems and related equipment, and indicates the number of such spaces that will be available at each of the Premises Sites (the "Site Spaces",

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as such list may from time to time be amended in connection  with a substitution of Site Spaces pursuant to Sections 1(c), 2(c), 2(d), 5(a), 5(d), 10(a), 10(d) or 11 below). As used herein, "Site Space" includes the related Land at the applicable Lessor Site. The Site Spaces shall be made available to Lessee at the specific tower heights at which Lessee presently operates Transmitter Systems thereon as of the date hereof, and as soon as reasonably practicable after the date hereof, Schedule B shall be amended to list such specific tower heights. For this Lease, there shall not be more than one (1) Transmitter System per individual Site Space. Lessor hereby leases to Lessee space at the Site Spaces for the Transmitter Systems and related equipment permitted hereunder on the terms and conditions specified herein. If Lessee's equipment will be connected to a multiplexer or similar device at any of the Site Spaces, Lessee shall be responsible for all costs of multiplexer modules and other equipment required for the connection.

     (b) At any time and from time to time during the term of this Lease, upon Lessee's request, Lessor shall promptly notify Lessee of the existence of all Additional Lessor Sites in the locations requested by Lessee, and Schedule A shall be automatically supplemented to include such Additional Lessor Sites (but no such Additional Lessor Site shall be a Premises Site except in accordance with the other terms hereof). Lessor shall furnish to Lessee from time to time other information regarding Additional Lessor Sites as Lessee may reasonably request.


     (c) From time to time throughout the term of this Lease, Lessee shall have the right to request that space at any Lessor Sites, at specific heights designated by Lessee, be made available to Lessee as a "Site Space" in substitution for an existing Site Space, on a one-for-one substitution basis. Lessor shall use commercially reasonable efforts to facilitate and accommodate all Lessee requests regarding the substitution of Site Spaces. The substitution of Site Spaces shall become effective on the date designated by Lessee in its substitution request notice, which date shall not be less than thirty (30) days nor more than ninety (90) days following Lessee's delivery of the substitution request notice and by the designated date Lessee shall remove its Transmitter Systems and related equipment from such existing Site Space, unless Lessor


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within twenty (20) days after it receives such request notice denies the request by providing Lessee with a written explanation regarding the unavailability of such space due to capacity constraints. Notwithstanding the foregoing, with respect to space at a Lessor Site for which Lessor has denied a request by Lessee for substitution space, Lessor shall be entitled to modify, renew or extend any existing leases, provided, however, if space at the applicable Tower(s) becomes available within six (6) months after Lessor has denied Lessee's space substitution request, Lessor shall not otherwise be entitled to enter into new leases, licenses or other similar arrangements for space at such Lessor Site unless Lessor gives Lessee an opportunity of first refusal, exercisable by Lessee within ten (10) days following written notice from Lessor, entitling Lessee to designate a specific height at such Lessor Site (to the extent of availability) as a substitution site space ("Substitution Site Space") pursuant to the above provisions of this Section 1(c), and in its exercise notice Lessee shall designate a date, which shall not exceed thirty (30) days after the exercise notice date, when such substitution of Site Spaces shall become effective and by when Lessee shall remove its Transmitter Systems and related equipment from the existing Site Space. The lease term of any substitution Site Space pursuant to this Section 1(c) or Sections 2(c), 2(d),
5(a),  5(d),  10(a),   10(d)  or  11  below  shall  be  a  continuation  of  the
then-existing lease term of the predecessor Site Space. "Substitution Site Space" includes the related Land at the applicable Lessor Site. Upon the effectiveness of the substitution of a Site Space, the Substitution Site Space shall become a Site Space for purposes of this Lease, including any substitution of Site Spaces pursuant to Lessee designations of Other Lease Spaces (defined in
Section 2(c) below) as Site Spaces pursuant to Sections 1(f), 2(c), 2(d), 5(a), 5(d), 10(a), 10(d) or 11 below, and the parties shall as soon as practicable amend Schedule B to reflect such substitution.

     (d) Lessor shall provide Lessee with such information and officer's certificates as Lessee may reasonably request of Lessor, from time to time, to demonstrate Lessor's compliance with this Section l.

     (e) With respect to any new lease that Lessee may enter into with Lessor for antenna tower space at Lessor Sites that are not Site Spaces under this


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Lease ("New Other  Leases" and together  with the  Existing  Other  Leases,  the
"Other Leases"), Lessor shall use commercially reasonable efforts to lease such other space (the "Supplemental Sites") to Lessee at a rental rate which is at least twenty percent (20%) less than the prevailing rental rate that Lessor is then charging for the leasing of space for equivalent Transmitter Systems at the applicable Supplemental Site, and the lease for the Supplemental Site shall contain other commercially reasonable terms as Lessor and Lessee may agree upon (and shall not be governed by the other terms of this Lease). Lessor and Lessee shall in good faith negotiate New Other Leases regarding the leasing of antenna tower space by Lessee at Lessor Sites for Lessee's Transmitter Systems and related equipment, which as of the date hereof are installed on Towers ("Acquired Towers") that Lessor acquired under the Purchase Agreement dated as of July 7, 1998 as amended (the "Purchase Agreement") among Lessor, Lessee and certain of its Affiliates, and which Transmitter Systems are not listed on Schedule B (but neither Lessor nor Lessee shall be under any obligation to enter into any such lease).

     (f) The provisions of this Section 1(f) shall be applicable only in the event that as of the date hereof Lessee has installed fewer than 683 Transmitter Systems on the Acquired Towers ("Site Space Shortfall"). The positive numerical difference (if any) between 683 and the number of Transmitter Systems that Lessee has installed on the Acquired Towers as of the date hereof is referred to herein as the "Shortfall Number". In the event of a Site Space Shortfall, Lessee may in its discretion (from time to time) designate such number of Other Lease Spaces ("Shortfall Substitution Site Spaces") under any Other Leases up to the Shortfall Number, which designated Other Lease Spaces shall become Site Spaces under this Lease, the Other Leases shall terminate as to the Other Lease Spaces and Lessee shall have no further rental or other obligation under the Other Leases with respect thereto. The parties shall amend Schedule B to reflect such substitution, as applicable. (In the event that pursuant to the above provisions of this Section 1(f) Lessee has not designated Other Lease Spaces in an amount equal to the Shortfall Number, Lessee shall remain obligated to pay any Shortfall Monthly Payment pursuant to the below provisions of this Section 1(f).) The dollar amount difference, if any, between (i) $1,300 multiplied by


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the Shortfall  Number less (ii) the aggregate  monthly  rental payable by Lessee for the Shortfall Substitution Site Spaces is referred to herein as the "Shortfall Monthly Payment". As applicable under this Section 1(f), for each month until the fifth (5th) anniversary of the date of this Lease, Lessee shall pay to Lessor the amount (if any) of the Shortfall Monthly Payment. Each Shortfall Monthly Payment shall be considered to be the payment of rent for purposes of Sections 3(b), 3(c) and 15 below. Notwithstanding the foregoing, in the event that Lessee terminates any lease of Site Spaces (including Shortfall Substitution Site Spaces) hereunder pursuant to Sections 2(d), 5(d), 10(a), 10(d), 11 or 16 below prior to the fifth (5th) anniversary of the date of this Lease, for purposes of calculating any Shortfall Payment Amount, the Shortfall Number shall be reduced by the aggregate number of Site Spaces (including Shortfall Substitution Site Spaces) as to which this Lease is so terminated. There shall be no Shortfall Monthly Payment relating to any period on or after the fifth (5th) anniversary of the date of this Lease.

     2. Term.

          (a) The initial lease term for each Site Space shall be fifteen (15) years (the "Initial Term") from the date hereof; provided that the lease term for each Site Space shall automatically renew for one (1) renewal period of five
(5) years (the "Renewal Term"), unless Lessee terminates this Lease with respect to such Site Space (i) upon prior written notice by Lessee to Lessor no later than ninety (90) days before the expiration of the Initial Term. Lessee in its termination notice may designate any or all of the Site Spaces for termination.

          (b) If Lessee holds over at a Site Space after the expiration of the term with respect thereto, this Lease shall revert to a month-to-month term with respect to such Site Space, and rent for such Site Space shall be the rent for such Site Space during the last month of the preceding term. Each of Lessor and Lessee shall have the right during any month-to-month term to terminate this Lease with respect to such Site Space, without cause, upon thirty (30) days' prior written notice to the other party.



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          (c) If with respect to a Premises Site (i) any ground lease ("Assigned
Ground Lease") that was assigned or deeded to Lessor under the Purchase Agreement terminates on a date prior to the fifth (5th) anniversary of this Lease because the stated term thereof ended prior to the fifth (5th) anniversary of this Lease and Lessor has not committed a breach or default with respect thereto or (ii) any other non-fee ownership possessory interest ("Assigned Non-Fee Possessory Interest") that was assigned to Lessor under the Purchase Agreement terminates on a date prior to the fifth (5th) anniversary of this Lease and Lessor has not committed a breach or default in respect thereto, Lessee shall remain obligated to pay the per month rent provided under Section 3(a) below for the duration of the Initial Term as to the Site Space(s) at such Premises Sites ("Terminated Assigned Interest Site Space"), unless Lessee occupies a Substitution Site Space pursuant to the below provisions of this
Section 2(c). (The Assigned Ground Leases and Assigned Non-Fee Possessory Interests are referred to herein individually as an "Assigned Ground Lease or Possessory Interest".) A "non-fee ownership possessory interest" includes any real property which is referred to as an "Owned Site" under the Purchase Agreement but as to which the "Sellers" thereunder have not conveyed fee title to Purchaser. Lessor shall use commercially reasonable efforts to cause the terms (including any options of renewal) of each Assigned Ground Lease or Possessory Interest to be at least coextensive with the term of this Lease (including the Renewal Term), and Lessee shall cooperate in connection therewith as provided in Section 7.09(a) of the Purchase Agreement. With respect to any Terminated Assigned Interest Site Space, for the duration of the Initial Term following termination of the relevant Assigned Ground Lease or Possessory Interest, unless there is a Substitution Site Space that is identified and made available to Lessee, Lessor and Lessee shall in good faith attempt to determine whether other space at any Lessor Site is comparable to such Terminated Assigned Interest Site Space in terms of location and geography, functionality and other relevant factors (except to the extent that Lessee waives the requirement of comparability), and if such space can be identified by the parties Lessor shall use commercially reasonable efforts to make such space available to Lessee as soon as reasonably practicable, and such other space and the related land shall become a Substitution Site Space in substitution for the Terminated Assigned


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Interest Site Space. Lessee shall pay all the costs incurred by Lessee in moving
Transmitter Systems and related equipment to such Substitution Site Space. As an alternative to the Site Space substitution procedures provided above, Lessee shall have the option to designate space and the related land under any Other Lease at which Lessee leases space for a Transmitter System and related equipment ("Other Lease Space") as a Substitution Site Space, in which event such Other Lease Space shall become a Substitution Site Space in substitution for the Terminated Assigned Interest Site Space, such Other Lease Space shall become a Substitution Site Space under this Lease, the Other Lease shall terminate as to the Other Lease Space and Lessee shall have no further rental or other obligation under the Other Lease with respect thereto.

          (d) If with respect to a Premises Site where Lessor is a ground lessee or Lessor is otherwise not the fee owner of the underlying land, if effective on or after the fifth (5th) anniversary of the date hereof Lessor's leasehold or other non-fee ownership possessory interest in the Premises Site expires or terminates ("Early Termination Site Space"), Lessee shall have no further rental or other obligation hereunder with respect to such Early Termination Site Space (subject to Sections 8(b), 13(a)(ii) and 17 below). Lessor shall use commercially reasonable efforts to cause the terms of such ground leases and other non-fee ownership possessory interests to be at least coextensive with the term of this Lease (including the Renewal Term). If this Lease expires or terminates as to a Early Termination Site Space, Lessor and Lessee shall in good faith attempt to determine whether other space at any Lessor Site is comparable to such Early Termination Site Space in terms of location and geography, functionality and other relevant factors, and if such space can be identified by the parties and provided that Lessor is in a position to make such space available to Lessee no later than (30) days after the expiration or other termination of this Lease as to the Early Termination Site Space, such other space and the related land shall become a Substitution Site Space in substitution for the Early Termination Site Space. Lessor shall pay all the reasonable costs incurred by Lessee in moving Transmitter Systems and related equipment from the Early Termination Site Space to such Substitution Site Space. As an alternative to the Site Space substitution procedures provided above, Lessee shall have the option to designate any Other Lease Space as a


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Substitution Site Space in substitution for the Early Termination Site Space, in which event such Other Lease Space shall become a Substitution Site Space under this Lease, the Other Lease shall terminate as to such Other Lease Space and Lessee shall have no further rental or other obligation under the Other Lease with respect thereto.

     3. Rent.

          (a) During the Initial Term, for each Site Space that is subject to this Lease, Lessee shall pay rent at a rate equal to $1,300 per month. During the Renewal Term, for each Site Space that is subject to this Lease, Lessee shall pay the "fair market monthly rent" applicable to each Site Space. For purposes of this Section 3(a), "fair market monthly rent" as to each Site Space refers to the rent that is generally being charged at the time of commencement of the Renewal Term in the market where such Site Space is located for making tower space available for Transmitter Systems, at spaces and sites and with respect to Transmitter Systems which are similar to the Site Space and Lessee's Transmitter System that is then-installed at such Site Space. Between two hundred forty (240) and one hundred eighty (180) days prior to the end of the Initial Term, Lessor shall deliver to Lessee a proposal by Lessor as to the fair market monthly rent for each Site Space for the Renewal Term. If Lessor and Lessee cannot agree on the fair market monthly rent with respect to one or more Site Spaces at least one hundred thirty (130) days prior to the end of the Initial Term, then Lessor and Lessee shall at least one hundred twenty (120) days prior to the end of the Initial Term each appoint an appraiser for purposes of determining the fair market monthly rent as to such Site Spaces. If the appraisers are unable to agree on the fair market monthly rent within the succeeding thirty (30)-day period, they shall select a third appraiser within fifteen (15) days thereafter. If they are unable to agree on the third appraiser, either party, by giving ten (10) days' written notice to the other can apply to the presiding judge of the trial court of the general jurisdiction in the county in which the subject Site Space is situated, for the selection of a third appraiser. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party. Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers


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shall set the fair market  monthly  rent.  If a majority of the  appraisers  are unable to do so within such thirty (30) day period, the two closest appraisals shall be added together and their total shall be divided by two, and the resulting quotient shall be deemed to be the fair market monthly rent. Each party shall be responsible for compensating their respective appraiser, and shall bear equally the compensation payable to any third appraiser.

          (b) Rent shall be due no later than the first day of each calendar month with respect to which such rent is payable (subject to Section 3(c) below). Rent for any fractional month at the beginning or end of a term shall be prorated. If payment is not delivered by the 10th business day of such month, Lessor has the option to charge a late fee not to exceed one and one-half percent (1.5%) of the delinquent amount. Notice of the imposition of any such late fee must be given in writing to Lessee within ten (10) business days after such tenth (10th) business day. Failure to give such notice will result in forfeiture of any late fee in such month.

          (c) Lessee in its discretion from time to time may withhold and setoff against rent payable hereunder the amount of any payments or reimbursements that Lessor is delinquent in making under Section 6 below, and any such withholding and setoff by Lessee shall not be deemed a breach by Lessee, and shall not limit Lessee's other rights and remedies under this Lease or available to Lessee at law or in equity.

     4. Installation.

          (a) Lessee shall install and operate at the Site Spaces only the Transmitter Systems and related equipment, and the cost of Lessee's installation and licensing fees shall be borne solely by Lessee.

          (b) During the installation, repair or maintenance of a Transmitter System and related equipment at a Premises Site, Lessee shall not cause material interference to the activities of Lessor or other lessees at such Premises Site. Lessee shall install its Transmitter Systems and related equipment in a manner consistent with good engineering practices. If such interference is caused by


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Lessee and cannot be reduced to levels reasonably  acceptable to Lessor,  Lessee shall immediately halt all installation work, repair or maintenance and Lessor may elect to terminate this Lease as to such Site Space by giving Lessee at least ten (10) days written notice and thereafter Lessee's only obligation hereunder with respect to such Site Space shall be the removal of the Transmitter System and equipment in accordance with Section 16 below and the payment of any past due rent remaining for such Site Space.

     5. Uses of Leased Premises.

          (a) Lessee shall use the Site Space and conduct its communications operations thereon in compliance with the terms of its Federal Communications Commission ("FCC") licenses and applicable regulations imposed by the FCC or any other governmental agency and shall otherwise comply with all applicable laws relating to its use of the Site Spaces. Lessee shall, if requested, provide
Lessor with copies of such licenses. If a license is denied or Lessee is otherwise prohibited from operating a Transmitter System at a Site Space because of any law, regulation, governmental decree, court order or similar action, and Lessee notifies Lessor and provides evidence to Lessor of such denial or prohibition, Lessee may terminate this Lease as to the applicable Site Space, or, if the denial or prohibition relates to a Transmitter System, Lessee may terminate this Lease as to such number of Site Spaces that equal the number of denied or prohibited Transmitter Systems, as so designated by Lessee ("License Termination Site Space"). Licensee shall use commercially reasonable efforts to obtain and maintain any FCC licenses that Lessee is required to hold in order to operate at such Site Space. The termination of this Lease with respect to a License Termination Site Space shall become effective thirty (30) days following written notification from Lessee to Lessor, and Lessee shall have no further rental or other obligation hereunder with respect to such License Termination Site Space (subject to Sections 8(b), 13(a)(ii) and 17 below). Notwithstanding the foregoing, until the fifth (5th) anniversary of the date of this Lease, Lessee shall continue to have rental obligations hereunder with respect to a License Termination Site Space (although Lessee might not be operating a Transmitter System at the License Termination Site Space) unless Lessee occupies


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a  Substitution  Site Space  pursuant to the  provisions set forth below in this
Section 5(a). If this Lease terminates as to a License Termination Site Space, Lessor and Lessee shall in good faith attempt to determine whether other space at any Lessor Site is comparable to the License Termination Site Space in terms of location and geography, functionality and other relevant factors, and if such space can be identified by the parties and provided that Lessor is in a position to make such space available to Lessee no later than thirty (30) days after the termination of this Lease as to the License Termination Site Space, such other
space  and  the  related  land  shall  become  a  Substitution   Site  Space  in
substitution for the License Termination Site Space. Lessee shall pay all the costs incurred by Lessee in moving Transmitter Systems and related equipment from the License Termination Site Space to such Substitution Site Space. As an alternative to the Site Space substitution procedures provided above, Lessee shall have the option to designate any Other Lease Space as a Substitution Site Space in substitution for the License Termination Site Space, in which event such Other Lease Space shall become a Substitution Site Space under this Lease, the Other Lease shall terminate as to such Other Lease Space and Lessee shall have no further rental or other obligation under the Other Lease with respect thereto.

          (b) Lessee shall have a non-exclusive right of access to all Site Spaces and Premises Sites twenty-four (24) hours a day, 365 days a year for its employees, agents, contractors or representatives; provided that with respect to Substitution Site Spaces, Lessee shall be subject to any reasonable access restrictions that apply uniformly to all tenants at the Substitution Site Space if the restrictions are described on Schedule B prior to the date on which Lessee commits to lease such Substitution Site Space pursuant to this Lease.

          (c) Neither the Lessee nor the Lessor shall bring onto any of the Premises Sites any hazardous substances or hazardous wastes in violation of applicable laws.

          (d) Lessee shall not cause objectionable interference of any kind to the operations of Lessor or other lessees at any of the Premises Sites. "Objectionable interference" means any material degradation of signal in excess of levels permitted by the FCC, as well as interference to consumer electronic devices and blanketing interference under the applicable FCC rules. If Lessee is notified in writing by Lessor that Lessee's operations are causing such objectionable interference, Lessee shall, at its expense, immediately undertake all reasonable steps to determine the cause of and eliminate such interference. If the interference continues for a period in excess of seventy-two (72) consecutive hours following notification, Lessor shall have the right to cause Lessee to promptly cease operating the offending equipment or to reduce the power sufficiently to remove the interference until the condition can be remedied. Lessee shall continue to be obligated to pay rent with respect to the applicable Site Spaces (subject to the next sentence), and Lessor shall not be held liable for any damages or loss of revenues resulting therefrom. If Lessee is required to discontinue its operation at one (1) or more Site Spaces under this Section 5(d) for a period in excess of sixty (60) days, and provided that Lessee has diligently pursued all reasonable cures and is unable to eliminate the interference, then Lessee shall have the right to terminate this Lease as to the affected Site Space(s) ("Interference Site Spaces") at such Premises Site and (commencing on the applicable termination date) Lessee shall have no further rental or other obligation hereunder with respect to such Site Space (subject to Sections 8(b), 13(a)(ii) and 17 below). If this Lease terminates as to an Interference Site Space, Lessor and Lessee shall in good faith attempt to determine whether other space at any Lessor Site is comparable to the Interference Site Space in terms of location and geography, functionality and other relevant factors, and if such space can be identified by the parties and provided that Lessor is in a position to make such space available to Lessee within thirty (30) days following the termination of this Lease as to the Interference Site Space, such other space and the related land shall become a Substitution Site Space in substitution for the Interference Site Space. Lessee shall pay all the costs incurred by Lessee in moving Transmitter Systems and related equipment from the Interference Site Space to such Substitution Site Space. As an alternative to the Site Space substitution procedures provided above, Lessee shall have the option to designate any Other Lease Space as a Substitution Site Space in substitution for the Interference Site Space, in which event such Other Lease Space shall become a Substitution Site Space under this Lease, the Other Lease shall terminate as to such Other Lease Space and Lessee shall have no further rental or other obligation under the Other Lease with respect thereto. Provided that Lessee's equipment is operating properly, if the operations of any equipment that is installed by another person or entity at any Lessor Site subsequent to Lessee's installation of its Transmitter System and related equipment at such Lessor Site causes objectionable interference to Lessee's operations as reasonably determined by Lessee, then Lessor shall require the interfering person or entity to remedy promptly the interference, and Lessor and/or such other person or entity shall bear the costs thereof.

          (e) Lessee understands that it is the intention of Lessor to accommodate as many users as reasonably practicable at the Premises Sites subject to the rights of Lessee hereunder. As reasonably requested by Lessor, and provided that Lessor is not in material breach of this Lease, Lessee shall in good faith cooperate with Lessor's reasonable requests with respect to Lessee's rescheduling transmitting activities, reducing power or interrupting its activities for limited periods of time in order to permit the safe installation of new equipment on the Towers or to permit repair to the equipment of any user of the Towers; provided, however, that any such work to be performed by or on behalf of Lessor shall be performed between the hours of 11:00 p.m. and 5:00 a.m., except with respect to any emergency for which necessary work relating thereto may be performed at any time as necessary under the circumstances. Without limiting Lessee's installation and repair rights under other Sections of this Lease, as reasonably requested by Lessee, and provided that Lessee is not in material breach of this Lease, Lessor shall in good faith cooperate with Lessee's reasonable requests that Lessor cause other tenants at the applicable Premises Sites to reschedule transmitting activities, reduce power or interrupt their activities for limited periods of time in order to permit the safe installation by Lessee of new equipment on the Towers or to permit repair to the equipment of Lessee on the Towers; provided, however, that any such work to be performed by or on behalf of Lessee shall be performed between the hours of 11:00 p.m. and 5:00 a.m., except with respect to any emergency for which necessary work relating thereto may be performed at any time as necessary under the circumstances.

          (f) From time to time Lessee at its sole discretion may move and substitute Transmitter Systems and related equipment among Site Spaces, subject to the other applicable provisions of this Agreement.

          (g) Lessor represents and warrants to Lessee that: (i) throughout the Initial Term and any Renewal Term (x) with respect to any Lessor Sites which Lessor acquired under the Purchase Agreement, Lessor will maintain the title sufficient for Lessor to perform its obligations and for Lessee to have the rights as contemplated hereunder; that Lessor acquired thereunder, and (y) with respect to any Lessor Sites which Lessor did not acquire under the Purchase Agreement, Lessor has and will maintain good and valid title thereto sufficient for Lessor to perform its obligations and for Lessee to have the rights as contemplated hereunder; (ii) neither Lessor nor any of its employees, Affiliates, agents, representatives or mortgagees or lenders or other lessees will interfere with Lessee's quiet enjoyment with respect to the use, operation or occupancy of the Site Spaces (other than in connection with Lessor's exercise of permitted eviction or dispossession remedies in the event of a default by Lessee hereunder and following the expiration of applicable grace and cure periods);and (iii) Lessor shall be deemed to have provided all representations and warranties that a lessor is deemed to provide pursuant to applicable leasing statutes. Lessee acknowledges and agrees that Lessee has sold and assigned to Lessor under the Purchase Agreement various Towers, land and ground leaseholds where Site Spaces hereunder are located (the "Acquired Sites"). Lessee hereby holds harmless Lessor from and against, and waives, any and all claims of Lessee relating to any real property title defect pertaining to the Acquired Sites existing as of the date when the Acquired Sites were sold and assigned by Lessee to Lessor.

     6. Utilities. Lessee shall pay its pro rata share of installation costs for any new electrical power feeds, phone lines, and other utilities to its equipment. Lessee shall not pay any costs associated with any new, updated or enhanced metering of its electrical usage at the Premises Sites. Lessor shall pay for all of Lessee's electrical power usage at the Premises Sites, by direct payment to the utility company, or, at Lessee's request by reimbursement to Lessee for payments made by Lessee to the utility company.

     7. Insurance.

          (a) Before the commencement of and continuing through the lease term Lessee shall procure and maintain comprehensive public liability and property damage insurance with a responsible insurance company legally qualified to do business in the States where the applicable Lessor Site Spaces are located, covering its operations and activities on or in connection with the Site Spaces with a single occurrence limit of not less than $1,000,000 and naming Lessor as an "Additional Insured." Lessee shall furnish Lessor with a certificate evidencing such insurance and stating that coverage shall be canceled or changed only upon thirty (30) days' written notice to Lessor.

          (b) Before the commencement of and continuing through the lease term Lessor shall procure and maintain comprehensive public liability and property damage insurance with a responsible insurance company legally qualified to do business in the States where the applicable Site Spaces are located, covering all its operations and activities on or in connection with the Site Spaces with a single occurrence limit of not less than $1,000,000 and naming Lessee as an "Additional Insured." Lessor shall furnish Lessee with a certificate evidencing such insurance and stating that coverage shall be canceled or changed only upon thirty (30) days' written notice to Lessee.

     8. Maintenance of Sites.

          (a) Lessor shall maintain the Lessor Sites in good repair, ordinary wear and tear excepted, and in compliance with applicable rules and regulations of the FCC, Federal Aviation Administration ("FAA") and other governmental agencies pertaining to lighting (subject to Section 8(c) below), marking, inspection, and maintenance. In cases where any governmental regulations require the painting of Lessee's feedlines (including without limitation FAA regulations), Lessee hereby consents to such painting. Without limiting the foregoing, (i) Lessor shall comply with all of Lessee's reasonable instructions or requests regarding Lessor compliance with any relevant rules, regulations or standards promulgated by the FAA, FCC or other applicable governmental agencies from time to time, including without limitation in connection with radio frequency emission standards and lighting standards promulgated by the FCC or FAA, (ii) Lessor shall comply with applicable Tower registration requirements of the FCC and any other applicable governmental agencies, and Lessor shall maintain such registrations in full force and effect, and (iii) Lessor shall maintain appropriate climate control at each Site Space to assure proper functioning of the Transmitter Systems and related equipment. With respect to Acquired Sites, Lessor shall only be obligated to maintain the climate control at no less than the quality levels existing thereon as of the date hereof.
Subject to the applicable provisions of Section 5 above, Lessor and its authorized representatives, upon reasonable advance notice to Lessee as practicable under the circumstances, shall have the right to enter upon the Site Spaces as necessary in order to comply with Lessor's maintenance and compliance obligations under this Section 8(a).

          (b) Lessee shall maintain its equipment in accordance with standards of good engineering practice and in material compliance with the rules and regulations of the FCC, FAA and other applicable governmental agencies. At the conclusion of the term with respect to a Site Space, Lessee shall surrender possession to Lessor of such Site Space in substantially the same condition as existed at the commencement of the leasing of such Site Space under this Lease, ordinary wear and tear excepted. Lessor shall be entitled to charge Lessee the reasonable cost of any and all maintenance and repair undertaken by Lessor, which was the express obligation of Lessee under this Lease or which was necessary as a direct result of a failure by Lessee to perform its obligations under this Lease, if Lessee has not commenced and continued to use commercially reasonable efforts to complete such maintenance and repair within thirty (30) days after written notice from Lessor requesting such maintenance and repair and providing sufficient detail of the basis for the Lessee maintenance and repair obligation hereunder, or, in any event Lessee has not completed such maintenance and repair within sixty (60) days after such notice, or such longer period as is reasonably necessary not to exceed one hundred twenty (120) days provided that

Lessee is diligently proceeding with such repair and maintenance. Lessee shall reimburse Lessor for all such maintenance and repair costs that are reasonably incurred by Lessor under this Section 8(b) within thirty (30) days after Lessor's delivery to Lessee of written invoices, receipts and similar bills detailing and describing the costs and the related maintenance and repair work.

          (c) Notwithstanding anything to the contrary in other Sections of this Lease (but subject to Section 13 of this Lease), from the date hereof through February 28, 1999, Lessee shall monitor the lighting of Towers at Site Spaces for outages (including without limitation "Notems"), until Lessor assumes such responsibility therefor (as provided below). Lessee's monitoring obligations hereunder shall be based on Lessee using its lighting monitoring methodology existing as of the date hereof, and for Lessee to report any outages to the FAA as required by applicable rules and regulations, and for Lessee to notify Lessor of any such outages within 24 hours after Lessee becomes aware thereof. Lessee shall not charge Lessor for Lessee's monitoring services under this Section
8(c). As soon as reasonably practicable on and after the date hereof, Lessor shall periodically (on a Site by Site basis) assume all of the lighting monitoring obligations regarding Towers at Site Spaces (including without limitation "Notems"), including compliance with all notifications required by applicable FAA rules and regulations. Lessee shall have no further obligations under this Section 8(c) as to monitoring lighting at Site Spaces for which Lessor assumes such responsibility as provided herein. By March 1, 1999 Lessor shall fully assume and be responsible for lighting monitoring at all Sites Spaces. Throughout the term of this Lease, Lessor shall provide Lessee with notice of all non-standard situation reports and related reports with respect to the lighting monitoring system utilized by Lessor at the Sites Spaces. Throughout the term of this Lease (including any period during which Lessee performs lighting monitoring services under this Section 8(c)), Lessor shall be and remain obligated to maintain the lighting in accordance with the rules and regulations of the FAA and other applicable laws, and to repair or replace any defective lighting. Lessor shall perform all of its obligations under this
Section 8(c) at no charge to Lessee. Pursuant to the indemnification provisions under Section 13(b) below, Lessor shall indemnify and hold harmless Lessee and its Affiliates from and against any and all costs, liabilities, penalties or similar charges that may be assessed or charged against Lessee or its Affiliates (or their assets) by the FAA or other persons, entities or agencies in connection with Lessor failing to adequately maintain or monitor the lighting.

     9. Alteration by Lessee.

          Lessee may alter and replace its Transmitter Systems and related equipment that are installed at a Site Space, provided that such alteration or replacement does not materially increase the "wind loading" at the applicable Tower. At Lessor's request and expense, Lessee will provide an independent professional analysis of "wind loading" to determine whether the alteration or replacement causes a material increase in "wind loading" at such Tower. Subject to the terms of this Lease, Lessee may make improvements to the Site Space. Any such improvements that are made by Lessee on a Transmitter System or other property of Lessee at a Site Space shall be the property of Lessee (the "Lessee Owned Improvements"). All other improvements made by Lessee at a Site Space shall become the property of Lessor upon the termination or expiration of the Lease. Lessee shall remove the Lessee Owned Improvements as provided in Section 17 below.

     10. Site Damage; Damage to Lessee's Equipment; Service Interruption.

          (a) If a Site Space is fully or partially destroyed or damaged, Lessee, at its option, may elect to terminate this Lease with respect to such Site Space ("Damaged Site Space") upon at least ten (10) days written notice to Lessor, provided that Lessee has not been a primary cause of such destruction or damage. In such event, Lessee shall owe rent only up to the date on which Lessee was unable to conduct its normal operations at such Site Space because of the damage or destruction, and Lessee shall have no further rental or other obligation hereunder with respect to such Damaged Site Space (subject to Section 8(b) above and Sections 13(a)(ii) and 17 below). If this Lease is terminated as to a Damaged Site Space, Lessor and Lessee shall in good faith attempt to determine whether other space at any Lessor Site is comparable to the Damaged Site Space in terms of location and geography, functionality and other relevant factors, and if such space can be identified by the parties and provided that Lessor is in position to make such space available to Lessee no later than thirty (30) days after the termination of this Lease as to the Damaged Site
Space, such other space and the related land shall become a Substitution Site Space in substitution for the Damaged Site Space. Provided that Lessee has not been a primary cause of such destruction or damage, Lessor shall pay all the reasonable costs incurred by Lessee in moving Transmitter Systems and related equipment from the Damaged Site Space to such Substitution Site Space. As an alternative to the Site Space substitution procedures provided above, Lessee shall have the option to designate Other Lease Space as a Substitution Site Space in substitution for the Damaged Site Space, in which event such Other Lease Space shall become a Substitution Site Space under this Lease, the Other Lease shall terminate as to such Other Lease Space and Lessee shall have no further rental or other obligation under the Other Lease with respect thereto.

          (b) Notwithstanding Section 10(a) above, Lessor, at its option by notice to Lessee within ten (10) days after the occurrence of such damage or destruction, may elect to repair or rebuild the Damaged Site Space, in which case, Lessee shall not be entitled to terminate this Lease as to the Damaged Site Space, and this Lease shall remain in force with respect to the Damaged Site Space (although Lessee shall not be obligated to pay rent for any period during which Lessee is unable to conduct its normal operations at the Damaged Site Space because of the damage or destruction), as long as reconstruction or repair can be promptly undertaken and diligently completed within thirty (30) days following the occurrence of such damage or destruction and without materially interrupting Lessee's business at such Site Space.

          (c) Subject to Sections 5(d) and 5(g) above, Lessor shall not be liable to Lessee for any loss or damage, actual or consequential, sustained by Lessee, arising out of or related to any loss or interruption of communication or the use of the Premises Sites, whatever the cause, or any diminution or failure of the signal emanating from or being received at the Towers, except to the extent that such events or circumstances are caused (in whole or part) by any breach by Lessor of this Lease or by acts or negligent omissions of Lessor, its Affiliates or their respective agents or representatives.

          (d) Lessor and Lessee shall incur no liability to the other party, if Lessor or Lessee (as the case may be) is prevented from performing its obligations hereunder or conducting its operations at a Site Space as a result of any of the following events beyond such performing party's reasonable control: war, fire, flood, lightning, earthquake or other acts of God (individually and collectively the "Force Majeure Events"). Without limiting the foregoing, if either Lessor or Lessee is prevented from performing its obligations hereunder or conducting its operations at a Site Space as a result of Force Majeure Event, such party shall not be liable to the other party for any financial loss due to business interruption, or be liable for any loss or damage, actual or consequential, sustained by the other party or third parties making claims against such other party arising out of or relating to any loss or interruption of communication or the use of the Premises Site affected by the Force Majeure Event or any diminution or failure of the signal emanating from or being received at the Tower affected by the Force Majeure Event. Lessee shall be entitled to a pro rata abatement of rent for the time it is unable to conduct substantially normal operations at such Site Space as a result of a Force Majeure Event except that Lessee shall not be entitled to any abatement for outages of less than seventy-two (72) consecutive hours duration unless such outages exceed 216 cumulative hours during any thirty (30)-day period; provided, that if Lessee is unable to conduct such normal operations for more than fifteen
(15) consecutive days as a result of a Force Majeure Event ("Force Majeure Termination Right Period"), Lessee at any time during the Force Majeure Termination Right Period may terminate this Lease as to such affected Site Space and Lessee shall have no further rental or other obligation hereunder with respect to such Site Space (subject to Section 8(b) above and Sections 13(a)(ii) and 17 below). If this Lease is terminated as to a Site Space affected by a Force Majeure Event, Lessor and Lessee shall in good faith attempt to determine whether other space at any Lessor Site is comparable to such Site Space in terms of location and geography, functionality and other relevant factors, and if such space can be identified by the parties and provided that Lessor is in a position to make such space available to Lessee no later than thirty (30) days after the termination of this Lease with respect to the affected Site Space, such other space and the related land shall become a Substitution Site Space in substitution for the Force Majeure Site Space. Lessor shall pay all the reasonable costs incurred by Lessee in moving Transmitter Systems and related equipment from the Force Majeure Site Space to such Substitution Site Space. As an alternative to the Site Space substitution procedures provided above, Lessee shall have the option to designate Other Lease Space as a Substitution Site Space in substitution for such Site Space, in which event such Other Lease Space shall become a Substitution Site Space under this Lease, the Other Lease shall terminate as to such Other Lease Space and Lessee shall have no further rental or other obligation under the Other Lease with respect thereto.

     11. Overloading.

          (a) This Section 11 shall not apply (and Lessee shall have no obligation under this Section 11) as to the Acquired Towers which are listed as Tower numbers 164, 165 and 166 on Schedule A. If within six (6) months after the date hereof, Lessor determines that any of the Acquired Towers, based on the antennae that are installed thereon as of the date hereof, is then overloaded in excess of levels permitted by applicable laws (existing as of the date hereof), and Lessor notifies Lessee thereof by Lessor providing reasonable detail in respect of its conclusions as to overloading regarding the affected Towers, and if Lessee in good faith disagrees with Lessor's conclusions, the parties shall mutually select an engineering firm to conduct a study regarding overloading at such Towers, at Lessor's expense. In the event of a determination of such overloading, whether confirmed by Lessee agreement with Lessor's conclusions, or pursuant to the findings of any such engineering firm, as to each such affected Tower Lessee shall undertake any one of the following actions: (i) correct the overloading (which correction may include, without limitation, making improvements to the affected Tower to be or removing non-operable antennas);
(ii) remove such number of Lessee's Transmitter Systems from Site Spaces ("Overloaded Site Spaces") on the affected Tower to cause the affected Tower to be in compliance with the loading levels permitted by applicable laws (existing as of the date hereof), in which event the parties shall attempt to identify appropriate Substitution Site Spaces pursuant to the procedures of Section 11(b) below; or (iii) pay Lessor $10,000 in cash for each antenna that would need to be removed to cause the affected Tower to be in compliance with the loading levels permitted by applicable laws (existing as of the date hereof). Upon Lessee removing its Transmitter Systems and related equipment from an Overloaded Site Space pursuant to the preceding clause (ii), Lessee shall have no further rental or other obligation under this Lease with respect to such Overloaded Site Space (subject to Section 8(b) above and Section 13(a)(ii) below). If Lessee does not so elect one of the options set forth in the preceding clauses (i) through (iii) as to an affected Tower, or if Lessee elects to correct the overloading pursuant to the preceding clause (i) or to remove Transmitter Systems pursuant to the preceding clause (ii) but Lessee does not complete such action by the one (1) year anniversary of the date hereof, then Lessee shall be obligated to promptly pay Lessor the applicable amounts pursuant to the preceding clause (iii) regarding such affected Tower (in lieu of Lessee's performance of the act under clauses (i) or (ii)).

          (b) If Lessee pursuant to clause (ii) of Section 11(a) above requests that Lessor and Lessee attempt to identify Substitution Site Spaces, Lessor and Lessee shall in good faith attempt to determine whether other space at any Lessor Site is comparable to an Overloaded Site Space in terms of location and geography, functionality and other relevant factors, and if such space can be identified by the parties and provided that Lessor is in position to make such space available to Lessee no later than one hundred twenty (120) days after Lessee delivers its notice pursuant to clause (ii) of Section 11(a) above, such other space and the related land shall become a Substitution Site Space in substitution for the Overloaded Site Space. Lessee shall pay all the costs incurred by Lessee in moving Transmitter Systems and related equipment from the Overloaded Site Space to such Substitution Site Space. As an alternative to the Site Space substitution procedures provided above, Lessee at its option shall designate Other Lease Space as a Substitution Site Space in substitution for the Overloaded Site Space, in which event such Other Lease Space shall become a Substitution Site Space under this Lease, the Other Lease shall terminate as to such Other Lease Space and Lessee shall have no further rental or other obligation under the Other Lease with respect thereto.

     12 Eminent Domain. If a Premises Site or the land upon which a Premises Site is located or a Premises Site is acquired or condemned under the power of eminent domain, whether by public authority, public utility, or otherwise, in an amount that renders the Site Space materially unusable for Lessee's purposes, then this Lease shall terminate with respect to the Site Spaces at such Premises Site as of the date of the acquisition, and Lessee shall not be responsible for rental or other obligation hereunder with respect to Site Spaces after such termination. Lessor shall be entitled to the entire amount of any condemnation award, and Lessee shall be entitled to make claim for and retain a condemnation award based on and attributable to the expense and damage of removing its fixtures.

     13 Indemnification.

          (a) Lessee shall indemnify, hold harmless, and defend Lessor (together with Lessor's Affiliates, officers, directors, employees, agents and representatives) from and against any and all liabilities, claims, demands, suits, damages, actions, recoveries, judgments, and expenses (including court costs, reasonable attorneys' fees, and costs of investigation) resulting (i) from Lessee's breach of this Lease (including any representation, warranty or covenant set forth herein), or (ii) from injury to or death of any person or any damage to property or loss of rent due to discontinuance of operations at the Site Spaces (excluding discontinuance of operations in connection with the substitution of Site Spaces or as otherwise permitted hereunder), which injury, death, damage or loss in the case of this clause (ii) results from the willful misconduct or gross negligence of Lessee or its contractors, subcontractors, agents or representatives in or around the applicable Site Spaces (individually and collectively "Lessee Indemnity Liabilities"), except to the extent that any such Lessee Indemnity Liabilities are directly caused by the willful misconduct or gross negligence of Lessor, its Affiliates or their respective officers, directors, employees, contractors, subcontractors, agents or representatives. Notwithstanding the foregoing, Lessee shall have no indemnification obligation under this Lease with respect to any activity that Lessee is to perform under
Section 8(c) of this Lease, other than for any Lessee Indemnity Liabilities based upon the willful misconduct of Lessee, its Affiliates or their respective officers, directors, employees, contractors, subcontractors, agents or representatives.

          (b) Lessor shall indemnify, hold harmless, and defend Lessee (together with Lessee's Affiliates, officers, directors, employees, agents and representatives) from and against any and all liabilities, claims, demands, suits, damages, actions, recoveries, judgments and expenses (including court costs, reasonable attorneys' fees, and costs of investigation) resulting (i) from Lessor's breach of this Lease (including any representation, warranty or covenant set forth herein), (ii) from injury to or death of any person or any damage to property or loss of revenues due to discontinuance of operations at the Site Spaces (excluding discontinuance of operations in connection with the substitution of Site Spaces or as otherwise permitted hereunder), which injury, death, damage or loss in the case of this clause (ii) results from the willful misconduct or gross negligence of Lessor or its contractors, subcontractors, agents or representatives in or around the applicable Site Spaces (individually and collectively "Lessor Indemnity Liabilities"), or (iii) from any activity that Lessee is to perform under Section 8(c) of this Lease, other than with respect to the willful misconduct of Lessee, its Affiliates or their respective officers, directors, employees, contractors, subcontractors, agents or representatives, except to the extent that any such Lessor Indemnity Liabilities are directly caused by the willful misconduct or gross negligence of Lessee, its Affiliates or their respective officers, directors, employees, contractors, subcontractors, agents or representatives.

     14 Assignment. (a) With respect to any Site Space, Lessee shall not assign, mortgage, or encumber Lessee's interest under this Lease and shall not sublet or permit the leased premises or any part thereof to be used by others without the express written approval of Lessor, which approval shall not be unreasonably withheld or delayed, except that Lessee may assign or sublet its rights and obligations hereunder or sublet the leased premises or any portion thereof (i) to an Affiliate of Lessee or (ii) to any successor of all or substantially all the operating assets of Lessee and its Affiliates, which Affiliate or successor agrees to be bound hereby. No sublease or assignment or authorized use by others shall relieve Lessee of its obligations under this Lease, except for an assignment by Lessee pursuant to clause (ii) of the preceding sentence.

          (b) With respect to a Site Space, Lessor shall not assign, mortgage, or encumber the Lessor Sites nor Lessor's interest under this Lease (except for mortgages or encumbrances which are identified on Schedule A) without the express written approval of Lessee, which approval shall not be unreasonably withheld or delayed, except that Lessor may assign its rights and obligations hereunder (i) to an Affiliate of Lessor, (ii) to any successor of all or substantially all the operating assets of Lessor and its Affiliates, which Affiliate or successor agrees to be bound hereby, or (iii) to a lender of Lessor or an agent for a group of lenders under a collateral assignment in form reasonably satisfactory to Lessee, subject to the applicable provisions of
Section 18 below.

     15 Default by Lessee. If, with respect to any Site Space, Lessee fails to pay rent hereunder within ten (10) days after Lessor provides Lessee with a written notice regarding such breach, or Lessee breaches Section 5(d) above by not ceasing any objectionable interference at a Premises Site within three (3) days after Lessor provides Lessee with notice of such interference, or Lessee fails to comply with any other term of this Lease and does not cure such other failure within thirty (30) days after Lessor provides Lessee with a written notice regarding the applicable breach or for such longer period not to exceed one hundred eighty (180) days if Lessee is using commercially reasonable efforts to cure such breach, and provided that Lessee is not otherwise excused from performing hereunder, Lessor shall have the option (i) (x) if such default is a default in the payment of rent, to terminate this Lease as to the subject Site Space or to terminate this Lease as to all Site Spaces, and (y) if such default is a default other than a default in the payment of rent, to terminate this Lease only as to the subject Site Space, in which event Lessee shall surrender possession of such Site Space(s) within thirty (30) days after Lessor's delivery of a termination notice, and (ii) to pursue any other remedy available to Lessor under this Lease or otherwise provided by law or equity with respect to such Site Spaces. Lessee shall be liable for reasonable expenses incurred by Lessor for its recovery and repossession of the Site Space in accordance with the provisions hereof. Repossession by Lessor shall terminate this Lease as to such repossessed Site Space, including terminating all further rental and other obligations of Lessee for the unexpired term with respect to such Site Space, but any such termination shall not mitigate or abate any payment obligation under Section 2(c) above if applicable. Lessor shall use its commercially reasonable efforts to re-lease any Site Space for which this Lease has been so terminated, and Lessor shall use commercially reasonable efforts to mitigate Lessor's damages and related costs.

     16 Default by Lessor. If, with respect to a Site Space, Lessee's right to quiet enjoyment is interfered with in contravention of Section 5(g)(ii) above or otherwise under this Lease and Lessor does not cure such violation within ten
(10) days after Lessee provides Lessor with written notice regarding such violation, or Lessor fails to comply with any other term of this Lease and does not cure such failure within thirty (30) days after Lessee provides Lessor with written notice regarding the applicable breach or for such longer period not to exceed one hundred eighty (180) days if Lessor is using commercially reasonable efforts to cure such breach, Lessee shall have the option (i) to terminate this Lease as to such Site Space, in which event Lessee shall surrender possession of such Site Space within ninety (90) days after Lessee's delivery of a termination notice, and (ii) to pursue any other remedy available to Lessee under this Lease or otherwise provided by law or equity with respect to such Site Space. Lessee shall use commercially reasonable efforts to deliver to mortgagees which are listed on Schedule A, copies of any default notices that Lessee delivers to Lessor under this Section 15. In the event of a termination pursuant to this
Section 15, Lessor shall be liable for all reasonable expenses incurred by Lessee in connection with the removal of Lessee's equipment and improvements from the Site Space. Lessee shall use commercially reasonable efforts to mitigate Lessee's damages and related costs.

     17 Certain Transition Rights. Approximately ninety (90) days prior to the end of the term of this Lease as to a Site Space (whether the Initial Term or

Renewal Term, as applicable) Lessor and Lessee shall in good faith agree upon a plan to enable an orderly and efficient wind-down period ("Wind-Down Period") during which Lessee will remove its Transmitter Systems and related equipment from such Site Space(s) and the parties anticipate that the Wind-Down Period will provide for Lessee to remove all of its Transmitter Systems and related equipment from such Site Space(s) no later than one hundred eighty (180) days following the end of such term. Lessee shall be deemed as holding over for purposes of Section 2(b) above for any portion of the Wind-Down Period that extends beyond the end of such term, provided that Lessee shall not be obligated to pay rent for any partial month during which Lessee so holds over at any Site Space. Except as otherwise provided in Section 1(c) above, the period for moving Transmitter Systems and related equipment from a Site Space to a Substitution Site Space shall be thirty (30) days, provided that Lessee shall remove its Transmitter Systems and related equipment from a Terminated Assigned Interest Site Space under Section 2(c) above promptly after Lessee has notice of such termination thereunder ("Terminated Assigned Interest Removal Period"). Upon the termination of this Lease with respect to a Site Space pursuant to Section 16 above, Lessee shall have up to ninety (90) days to remove its Transmitter Systems and related equipment. (Each of such Wind-Down Period, applicable removal period under Section 1(c) above, Terminated Assigned Interest Removal Period, thirty (30)-day removal period or ninety (90)-day removal period are a "Removal Period", as applicable.) Lessee shall pay all costs in connection with the removal of its Transmitter Systems and related equipment (other than as provided in Sections 2(d), 10(a), 10(d) and 16 above). Lessee's rental obligation (if any) during a Removal Period regarding the substitution of Site Spaces shall be governed by the applicable provisions of this Lease relating to such substitution event. During any Removal Period Lessee may continue to operate its Transmitter Systems and related equipment at such Site Space. If the Transmitter Systems and equipment are not removed by Lessee during the applicable Removal Period, and the failure to remove is caused by the intentional, reckless or negligent acts or omissions of Lessor, then for all days subsequent to the applicable Removal Period during which the Transmitter Systems and related equipment remain on such Site Space, Lessee shall not be deemed to be holding over and Lessee shall not be obligated to pay rent pursuant to Section 2(b) above. The applicable Removal Period shall be extended by the number of days that any Force Majeure Events prevent Lessee from working on the removal of its Transmitter Systems and related equipment from a Site Space.

     18 Subordination. (a) Subject to the terms and continuing conditions of this Section 18(a), this Lease is and shall be subject and subordinate to all existing or future mortgages, deeds of trust, security deeds or other similar instruments (collectively "Security Instruments") that as of the date hereof or at any time in the future encumber the Premises Sites and to all renewals, modifications, consolidations, replacements, and extensions thereof, provided that such subordination shall only be effective upon the following terms and conditions:

         (i) if judicial or non-judicial foreclosure proceedings or other remedies are instituted under any such Security Instruments or otherwise and Lessee is not in default under this Lease (following the expiration of applicable grace and cure periods), then (a) Lessee shall not be made a party defendant in any such proceedings or other action,
         (b) this Lease shall not be terminated, and (c) Lessee's possession and quiet enjoyment with respect to the use, operation or occupancy of the Site Spaces shall not be disturbed by the holder of such Security Instruments or by the purchaser at any such foreclosure proceedings or other action nor shall Lessee's possession and quiet enjoyment with respect to the use, operation or occupancy of the Site Spaces be otherwise affected by such proceedings or other action;

         (ii) upon the completion of any such foreclosure proceedings and the sale of one(1) or more of the Lessor Sites, or if such the holder of such Security Instrument should otherwise acquire any or all of the Lessor Sites, Lessee shall attorn to the purchaser at foreclosure or to the holder of such Security Instrument as the case may be, and shall recognize such purchaser or the holder of such Security Instrument as

         Lessee's landlord under this Lease, and from time to time, upon the request of the purchaser at foreclosure or the holder of such Security Instrument as the case may be, Lessee shall execute and deliver any instrument reasonably specified in such request to evidence such attornment or this subordination; and

         (iii) upon an attornment by Lessee pursuant to the immediately preceding clause (ii), this Lease shall continue in full force and effect as a direct lease between the purchaser at foreclosure or otherwise or the holder of such Security Instrument as the case may be, and Lessee, upon all of the terms of this Lease, except that such purchaser or the holder of such Security Instrument as the case may be, shall not (a) be liable for any previous act or omission of Lessor under this Lease, (b) be subject to any setoff which shall have theretofore accrued to Lessee against Lessor under this Lease (provided that Lessee shall be entitled to exercise set off rights under Section 3(c) above prior to the completion of any such foreclosure proceeding and sale), or (c) be bound by any prepayment of more than one (1) month's rent unless such prepayment shall have been approved by the holder of such Security Instrument.

          (b) Lessee shall retain all rights and remedies available to Lessee under this Lease or at law or in equity relating to any disturbance of Lessee's quiet enjoyment with respect to the use, operation or occupancy of Site Spaces.

          (c) Subject to the terms and conditions of Sections 18(a) and 18(b) above:

          (i)  this  subordination   shall  be  self-operative  and  no  further
     instrument of subordination and nondisturbance shall be required by the holder of any such Security Instruments; and

          (ii) upon written request from Lessor, Lessee shall execute a certificate confirming such subordination in form reasonably satisfactory to Lessee and the holder of such Security Instrument.

     19 Mechanics' Liens.

          (a) Lessee shall not suffer or permit any liens to stand against the Premises Sites or any part thereof by reason of any work, labor, service, or materials done for, or supplied for, or supplied to or claimed to have been done for, or supplied to, Lessee or anyone holding Lessee's property or any part thereof through or under Lessee ("Lessee's Mechanics' Liens"). If any Lessee's Mechanics' Lien shall at any time be filed against the Premises Site, Lessee shall cause it to be discharged of record within thirty (30) days after the date of filing by either payment, deposit, or bond. If Lessee fails to discharge any such Lessee's Mechanics' Lien within such period, then, in addition to any other right or remedy of Lessor, Lessor may, but shall not be obligated to, procure the discharge of the Lessee's Mechanics' Lien. All amounts incurred by Lessor, including reasonable attorneys' fees, in procuring the discharge of such Lessee's Mechanics' Lien, together with interest thereon at twelve percent (12%) per annum from the date of incurrence, shall become due and payable immediately by Lessee to Lessor.

          (b) Lessor shall not suffer or permit any liens to stand against any Transmitter System or any part thereof by reason of any work, labor, service, or materials done for, or supplied for, or supplied to or claimed to have been done for, or supplied to, Lessor or anyone holding Lessor's property or any part thereof through or under Lessor ("Lessor's Mechanics' Liens"). If any Lessor's Mechanics' Lien shall at any time be filed against the Transmitter System, Lessor shall cause it to be discharged of record within thirty (30) days after the date of filing by either payment, deposit, or bond. If Lessor fails to discharge any such Lessor's Mechanics' Lien within such period, then, in addition to any other right or remedy of Lessee, Lessee may, but shall not be obligated to, procure the discharge of the Lessor's Mechanics' Lien. All amounts incurred by Lessee, including reasonable attorneys' fees, in procuring the discharge of such Lessor's Mechanics' Lien, together with interest thereon at twelve percent (12%) per annum from the date of incurrence, shall become due and payable immediately by Lessor to Lessee.

     20 Estoppel Certificates. At any time, but not with less than ten (10) days prior notice, Lessee shall execute, acknowledge, and deliver to Lessor a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if there have been any modifications, that the Lease is in full force and effect as modified and stating the modifications), and the dates to which rent and other charges, if any, have been paid in advance.

     21 Miscellaneous.

          (a) The remedies provided herein shall be cumulative and shall not preclude the assertion by any party hereto of any other rights or the seeking of any other remedies against the other parties hereto; provided, that Lessor acknowledges and agrees that any claim it may have in the chapter 11 bankruptcy proceedings of Lessee and its Affiliates (Case No. 97-174 (PJW)), other than a claim for breach of this Lease, shall be satisfied in full by assumption by the Lessee (or a successor to Lessee) of this Lease under and as of the effective date of any plan of reorganization for Lessee (or a successor to Lessee).

          (b) Should Lessor permit a continuing default by Lessee under this Lease, the obligations of Lessee hereunder shall continue, and such permissive default shall not be construed as a renewal of the term hereof nor as a waiver of any of the rights of Lessor or obligations of Lessee hereunder.

          (c) This Lease may be executed in counterparts, and any number of counterparts signed in the aggregate by the parties will constitute a single, original instrument.

          (d) This Lease, including the Schedules and other documents referred to herein contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, warranties, covenants, or understandings other than expressly set forth herein or therein. This Lease supersedes all prior agreements and understandings between the parties with respect to its subject matter. No modification of this Lease shall be effective unless contained in a writing signed, dated and fully witnessed by the authorized representative of both parties.

          (e) All notices, requests, claims, demands, and other communications hereunder ("Notices") shall be in writing and shall be deemed to have been duly given if delivered by personal delivery, by telecopy (other than Notices with respect to Sections 13, 15, 16 or 18 which shall be delivered by another permitted means under this Section 21(e)), by overnight courier or mailed (certified mail, postage prepaid, return receipt requested): (i) to Lessor, at the address and telecopy number shown above or to such other address and telecopy number as Lessor may have furnished to Lessee in writing in accordance with this Section 21(e); and (ii) to Lessee, at the address and telecopy number shown above, except that Notices to Lessee with respect to Sections 13, 15, 16 or 18 above shall (instead) be delivered to MobileMedia Communications, Inc., Fort Lee Executive Park, One Executive Drive, Suite 500, Fort Lee, NJ 07024, attention General Counsel, or to such other address as Lessee may have furnished to Lessor in writing in accordance with this Section 21(e).

          (f) This Lease shall be governed by, construed and enforced in accordance with the internal laws of the State of New York.

          (g) Reference to Sections, Schedules and Paragraphs refer to Sections, Schedules and Paragraphs of this Lease, except as otherwise indicated herein.

          (h) Reference to the singular includes the plural and reference to the plural includes the singular, according to the context.

                  IN WITNESS WHEREOF, this Lease has been duly executed and delivered by Lessor and Lessee as of the day and year first above written.


                          LESSOR: PINNACLE TOWERS INC.,
                                  a Delaware corporation


                          BY:___________________________
                             Name:  Steven Day
                             Title: Vice President


                          LESSEE:  MOBILEMEDIA COMMUNICATIONS,
                                   INC., a Delaware corporation,
                                   as debtor and debtor-in-possession


                          BY:____________________________
                             Name:  Joseph A. Bondi
                             Title: Chairman-Restructuring